Commission File No. 000-52564

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:
☒	Preliminary Information Statement
[_]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]	Definitive Information Statement
Lee Fine Arts, Inc. (Name of Registrant as Specified in its Charter)
Payment of Filing Fee (check the appropriate box):
☒	No fee required.
[_]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	1)	Title of each class of securities to which transaction applies: __________________________
	2)	Aggregate number of securities to which transaction applies: _________________________
3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined): __________________________________________________________________________

	4)	Proposed maximum aggregate value of transaction: _________________________________
	5)	Total fee paid: ______________________________________________________________
[_]	Fee paid previously with preliminary materials.
[_]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

	1)	Amount previously paid: _________________________________________________________
	2)	Form, Schedule or Registration Statement No.: ________________________________________
	3)	Filing Party: ___________________________________________________________________
	4)	Date Filed: _____________________________________________________________________

LEE FINE ARTS, INC.

10 Universal City Plaza, Suite 1950

Universal City, CA 91608

1-800-218-5520

INFORMATION STATEMENT

INTRODUCTION

This Information Statement is being mailed or otherwise furnished to shareholders of Lee Fine Arts, Inc., a Nevada corporation (the "Company"), on or about __________, 2008, in connection with certain shareholder action taken by written consent of the holders of a majority of our outstanding shares entitled to vote at a meeting of shareholders to approve and adopt Amended and Restated Articles of Incorporation substantially in the form attached as Exhibit "A" to this Information Statement (the "Restated Articles"). The purpose of the Restated Articles is to, among other things, change the Company’s corporate name to “Commerce Holdings, Inc.,” to increase the Company’s authorized capital stock to 500,000,000 shares consisting of 450,000,000 shares of Common Stock having a par value of $0.001 per share and 50,000,000 shares of Preferred Stock having a par value of $0.001 per share; and to otherwise ensure that the Company’s Articles of Incorporation conform to the provisions of the Nevada Revised Statutes, as amended.

Our Board of Directors approved the Restated Articles on July 17, 2008 by written unanimous consent,and recommended that the Restated Articles be approved by our shareholders. The Restated Articles require the approval of holders of a majority of the shares entitled to vote at a shareholder meeting. Under Nevada law, we are permitted to obtain approval of the Restated Articles by written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes that would be necessary to approve the Restated Articles at a meeting at which all shares entitled to vote thereon were present and voted. On August 1, 2008, holders of a majority of the voting capital stock acted by written consent to approve and adopt the Restated Articles.

We have elected not to call a special meeting of our shareholders in order to eliminate the costs of and time involved in holding a special meeting. Our management has concluded that it is in the best interests of our Company to address this matter in the manner stated herein.

Shareholders of record at the close of business on August 1, 2008 (the "Record Date"), are entitled to receive this Information Statement. As the Restated Articles have been duly approved by shareholders holding a majority of our voting capital stock, approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

The Restated Articles will become effective when filed with the Secretary of State of the State of Nevada. We anticipate that the filing of the Restated Articles will occur twenty (20) days after dissemination of this Information Statement to our shareholders, which is expected to occur on or about ___________, 2008.

This Information Statement will serve as written notice to shareholders pursuant to Section 78.370 of the Nevada Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU

ARE REQUESTED NOT TO SEND US A PROXY

The date of this Information Statement is ____________, 2008

AMENDED AND RESTATED ARTICLES OF INCORPORATION

On July 17, 2008, our Board of Directors, by written unanimous consent, authorized and recommended that our shareholders approve and adopt the Restated Articles.On August 1, 2008, shareholders representing a majority of our voting capital stock outstanding consented in writing to adopt the Restated Articles. The purpose of the Restated Articles is to, among other things, change the Company’s corporate name to “Commerce Holdings, Inc.,” to increase the Company’s authorized capital stock to 500,000,000 shares consisting of 450,000,000 shares of Common Stock having a par value of $0.001 per share and 50,000,000 shares of Preferred Stock having a par value of $0.001 per share; and to otherwise ensure that the Company’s Articles of Incorporation conform to the provisions of the Nevada Revised Statutes, as amended.

The Restated Articles will become effective upon filing of with the Secretary of State of the State of Nevada, but our Board of Directors reserves the right to not make such filing if it deems it appropriate not to do so.

PURPOSE AND EFFECT OF THE RESTATED ARTICLES

The purpose of the Restated Articles is to, among other things, change the Company’s corporate name to “Commerce Holdings, Inc.” (the “Name Change”), to increase the Company’s authorized capital stock to 500,000,000 shares consisting of 450,000,000 shares of Common Stock having a par value of $0.001 per share and 50,000,000 shares of Preferred Stock having a par value of $0.001 per share (the “Increase in Authorized Capitalization”); and to otherwise ensure that the Company’s Articles of Incorporation conform to the provisions of the Nevada Revised Statutes, as amended (the “Conforming Provisions”).

Name Change

          The Company is embarking on a new business plan and intends to acquire, by issuance of the Company’s stock, private Internet companies that are information and service providers currently operating as successful entities in a staged roll-up strategy. Such acquired companies will include e-commerce of any nature, distribution and licensing of software, web-based financial entities, data distribution systems, electronic brokerage and informational systems. It is the Company’s intent to seek entities with a history or high potential of revenues and profits and efficient, functioning management, and with the ability to utilize remote, monitorable and operational gauges and cost and compliance control functions and have minimum employee and labor requirements. Acquired entities will become wholly owned subsidiaries of the Company, each of which will operate independently at the management level subject to budget control and mandated economic goals by the Company, with financing, accounting, benefits, budgeting and consolidation of administrative or repetitive functions shifted to the Company to gain efficiency. Management believes that it is in the best interest of the Company and its stockholders to effect the Name Change so as to more accurately reflect the nature of the Company’s business.

Certain Effects of the Name Change

The Board of Directors of the Company has determined that all shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Company’s Transfer Agent, which certificates will continue to represent fully paid and non-assessable shares of the Common Stock of the Company. The Name Change will not change any of the terms of our Common Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder's percentage ownership of Company will not be altered.

Upon the Effective Date of the Name Change, we anticipate that our Common Stock will continue to be traded on the “Pink Sheets,” and that the trading symbol will be changed from “LEFA” to a new trading symbol that will reflect the change of our corporate name. The Name Change and the anticipated change of our trading symbol will not have any affect on the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name “Lee Fine Arts, Inc.” will continue to be valid and to represent shares of our Company. The Name Change will be reflected by book entry. Stockholders holding physical certificates should not destroy those certificates or surrender them to us for reissue; certificates bearing the name “Lee Fine Arts, Inc.” should be retained in a secure location, as they will continue to represent shares of our Company.

Increase in Authorized Capitalization

The Company’s Articles of Incorporation presently provide for authorized capitalization of 60,000,000 shares, consisting of 50,000,000 shares of Common Stock, having a par value of $.001 per share, and 10,000,000 shares of Preferred Stock, having a par value of $.001 per share. As of the date of this Information Statement the Company has 42,423,134 shares of its authorized Common Stock available for issuance and 10,000,000 shares of its authorized Preferred Stock available for issuance. The Board of Directors does not believe this is an adequate number of shares to assure that there will be sufficient shares available for issuance in connection with possible future financings, possible future acquisition transactions, possible future awards under employee benefit plans, stock dividends, stock splits and other corporate purposes. Therefore, the Board of Directors approved the Increase in Authorized Capitalization as a means of providing it with a reserve of shares to provide flexibility in the future to, among other things, act with respect to the issuance in private or public sales of equity securities or convertible securities as a means of raising working capital. or issue shares in connection with strategic alliances, or issue shares to effectuate mergers or acquisitions, or any other corporate purpose. Having such additional authorized Common and Preferred Stock available for issuance in the future would allow the Board of Directors to issue shares of Common Stock and/or Preferred Stock in circumstances which the Boards believes will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Articles of Incorporation at that time and enable the Company to engage in financing transactions and/or strategic alliances and take advantage of changing market and financial conditions on a more timely basis as determined by the Board of Directors.

The Increase in Authorized Capitalization will not have any immediate effect on the rights of existing stockholders. However, under the laws of the State of Nevada, authorized, unissued and unreserved shares may be issued for such consideration (not less than par value) and for such purposes as the Board of Directors may determine without further action by the stockholders. The issuance of such additional shares may, under certain circumstances, result in the dilution of the equity or earnings per share of the existing stockholders.

The Board of Directors has no current plans to authorize the issuance of additional shares of Common Stock or Preferred Stock or securities exercisable for, or convertible into, Common Stock or Preferred Stock. The approval of the Increase in Authorized Capitalization will give the Board of Directors more flexibility to pursue opportunities to engage in possible future financing transactions involving Common Stock or Preferred Stock or securities convertible into Common Stock or Preferred Stock. However, at this time, no decision to proceed with any such transaction has been made and no determination as to the type or amount of securities that might be offered has been made, should a possible future transaction be pursued.

Certain Effects of the Increase in Authorized Capitalization

The Increase in Authorized Capitalization was not approved as a means of preventing or dissuading a change in control or a takeover of the Company. However, use of these shares for such a purpose is possible. For example, shares of authorized but unissued Common Stock could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the

Increase in Authorized Capitalization may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional shares of Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders. The Increase in Authorized Capitalization does not change the terms of the Common Stock as set forth in the Company’s Articles of Incorporation, as amended. The additional shares of Common Stock authorized by the Increase in Authorized Capitalization will have the same voting rights, the same rights to dividends and distributions, and will be identical in all other respects to the shares of Common Stock now authorized. The terms of any shares of Preferred Stock that may be issued in the future would be determined by the Board of Directors.

Conforming Provisions

          The original Articles of Incorporation of the Company were filed with the Nevada Secretary of State on December 8, 1998 and adopted by the incorporator under the “Nevada Domestic Corporation Law.” The laws of the State of Nevada which govern profit corporations now and for many years prior to 1998 has been Chapter 78 of the Nevada Revised Statutes and the State of Nevada has never enacted a “Nevada Domestic Corporation Law.” Further, the Nevada legislature has enacted revisions to Chapter 78 of the Nevada Revised Statutes since the incorporation of the Company.

          In order to ensure that the Company’s Articles of Incorporation conform to the provisions of Chapter 78 of the Nevada Revised Statutes, as amended, management believes that it is in the best interest of the Company to fully restated its Articles of Incorporation to ensure that the provisions thereof conform in all respects to the Nevada Revised Statutes as presently in effect.

          FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS HAVE RECOMMENDED THE APPROVAL AND ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION.

MANNER OF EFFECTING RESTATEMENT OF THE ARTICLES OF INCORPORATION

The restatement of the Articles of Incorporation of the Company will be effected by the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Nevada. The Restated Articles will become effective on the date of filing of the Amended and Restated Articles of Incorporation unless we specify otherwise (the "Effective Date").

Shareholders ARE NOT REQUIRED to return their certificates to have them re-issued by the Transfer Agent by reason of the restatement of the Company’s Articles of Incorporation. All certificates heretofore issued will continue to represent fully paid and non-assessable shares of the Common Stock of the Company. The Amendments will not change any of the terms of our Common Stock and holders thereof will have the same voting rights and rights to dividends and distributions and each shareholder's percentage ownership of Company will not be altered.

          A copy of the Amended and Restated Articles of Incorporation is attached to this Information Statement as Exhibit “A.”

APPRAISAL RIGHTS AND VOTE REQUIRED

NO RIGHTS OF APPRAISAL

Under the laws of the State of Nevada, shareholders are not entitled to appraisal rights with respect to approval of the Restated Articles, and we will not independently provide shareholders with any such right.

VOTE REQUIRED

The Restated Articles require the approval of the holders of a majority of the shares entitled to vote at a shareholder meeting on the Record Date of August 1, 2008. Holders of our Common Stock are entitled to one vote per share on all matters submitted to a vote. There were 6,937,000 shares of our Common Stock issued and outstanding as of the Record Date. On that date, shareholders representing 4,855,900 shares (70%) entitled to vote at a meeting, which is a majority of the shares outstanding, consented in writing to the adoption of the Restated Articles.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Company's Common Stock as of August 1, 2008, the Record Date by (i) each person known to the Company to own beneficially more than 5% of our Common Stock, (ii) each director, (iii) each executive officer, and (iv) all directors and executive officers as a group. As of August 1, 2008, the Record Date, there were 6,937,000 shares outstanding. Share ownership is deemed to include all shares that may be acquired through the exercise or conversion of any other security immediately or within the next sixty days. Such shares that may be so acquired are also deemed outstanding for purposes of calculating the percentage of ownership for that individual or any group of which that individual is a member. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent Of Class

Common	Gary Clark(1) 3748 Wrightwood Drive Studio City, CA 91604	1,850,000	26.7%

Common	Scott Vining(1) 8115 Vrandon Drive Baton Rouge, LA 70809	0	*

Common	Perry Johnkeer(1) 1674 Helmholz Road Sturgeon Bay, WI 54235	0	*

Common	All Directors and Executive Officers As a Group (3 in number)	1,850,000	26.7%

______________________

* less than 1%

(1) Director and/or Officer of the Company.

OTHER MATTERS

          No matters other than those discussed in this Information Statement are contained in the written consent signed by the holders of a majority of the voting power of the Company.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB, Form 10-K, 10-QSB and Form 10-Q (the “1934 Act filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street NW, Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street NW, Washington D.C. 20549, at prescribed rates. The Commission maintains a website on the Internet (http://www.sec.gov) that contains the 1934 Act Filings of issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the matters acted upon, other than his or her role as an officer or director of the Company. No director of the Company opposed the action taken by the Company set forth in this Information Statement.

PROPOSAL BY SECURITY HOLDERS

No security holder has requested the Company to include any proposal in this Information Statement.

EXPENSE OF INFORMATION STATEMENT

          The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our Common Stock held of record by such persons and that our Company will reimburse them for their reasonable expenses incurred in connection therewith.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

          Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company shall deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at the address below or by calling the Company at the number below and requesting a copy of the Information Statement. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future information statements and annual reports.

COMPANY CONTACT INFORMATION

                All inquiries regarding our Company should be addressed to our Company’s principal executive office:

Lee Fine Arts, Inc.
10 Universal City Plaza
Suite 1950
Universal City, CA 91608

BY ORDER OF THE BOARD OF DIRECTORS

Gary Clark, Chief Executive Officer

Universal City, California

_______, 2008

EXHIBIT “A”

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

LEE FINE ARTS, INC.

          The undersigned, being all of the Directors of Lee Fine Arts, Inc., hereby adopt the following Amended and Restated Articles of Incorporation of the corporation:

1.	The name of the corporation is COMMERCE HOLDINGS, INC.

2.         The purposes for which the corporation is organized are to engage in any activity or business not in conflict with the laws of the State of Nevada or of the United States of America, and without limiting the generality of the foregoing, specifically:

A.        To have and to exercise all the powers now or hereafter conferred by the laws of the State of Nevada upon corporations organized pursuant to the laws under which the corporation is organized and any and all acts amendatory thereof and supplemental thereto.

B.        To discount and negotiate promissory notes, drafts, bills of exchange and other evidences of debt, and to collect for others money due them on notes, checks, drafts, bills of exchange, commercial paper or other evidence of indebtedness.

C.        To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, or otherwise dispose of, to guarantee, to invest, trade, and deal in and with personal property of every class and description.

D.        To enter into any kind of contract or agreement, cooperative or profit sharing plan with its officers or employees that the corporation may deem fit.

E.        To purchase, lease, or otherwise acquire, in whole or in part, the business, goodwill, rights, franchises and property of every kind, and to undertake the whole or any part of the assets or liabilities, of any person, firm, association, non-profit or profit corporation, or own property necessary or suitable for its purposes, and to pay the same in cash, in the stocks or bonds of the corporation or otherwise, to hold or in any manner dispose of the whole or any part of the business or property so acquired and to exercise all of the powers necessary or incidental to the conduct of such business.

F.         To lend or borrow money and to negotiate and make loans, either on its own account or as agent or broker for others.

G.        To enter into, make, perform and carry out contracts of every kind and for any lawful purpose, without limit as to amount with any person, firm, association, cooperative, profit or non-profit corporation, municipality, state or government or any subdivision, district or department thereof.

H.        To buy, sell, exchange, negotiate, or otherwise deal in, or hypothecate securities, stocks, bonds, debentures, mortgages, notes or other collateral or securities, created or issued by any corporation wherever organized including this corporation, within such limits as may be provided by law, and while owner of any such stocks or other collateral to exercise all rights, powers and privileges of ownership, including the right to vote the same, and to subscribe for stock of any corporation to be organized, other than to promote the organization thereof.

I.         To purchase or otherwise acquire, own, hold, lease, sell, exchange, assign, transfer, mortgage, pledge, license or otherwise dispose of any letters, patents, copyrights, or trademarks of every class and description.

J.         To do any and all other such acts, things, business or businesses in any manner connected with or necessary, incidental, convenient or auxiliary to do any of these objectives hereinbefore enumerated, or calculated, directly or indirectly, to promote the interest of the corporation; and in carrying on its purposes, or for the purpose of obtaining or furthering any of its businesses, to do any and all acts and things, and to exercise any and all other powers which a natural person could do or exercise, and which now or hereafter may be authorized by law, here and in any other part of the world.

K.        The several clauses contained in this statement of powers shall be construed in each of these clauses and shall be in no way limited or restricted by reference to or inference from the terms of any other clauses, but shall be regarded as independent purposes and powers; and no recitation, expression or declaration of specific or special powers or purposes herein enumerated shall be deemed to be exclusive, but is hereby expressly declared that all other lawful powers not inconsistent herewith are hereby included.

3.         The total number of shares of all classes which the corporation shall have authority to issue is 500,000,000 of which 50,000,000 shall be Preferred Shares, $.001 par value per share, and 450,000,000 shall be Common Shares, $.001 par value per share, and the designations, preferences, limitations and relative rights of the shares of each class are as follows:

A.        Preferred Shares. The corporation may divide and issue the Preferred Shares in series. Preferred Shares of each series when issued shall be designated to distinguish it from the shares of all other series. The Board of Directors is hereby expressly vested with authority to divide the class of Preferred Shares into series and to fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by these Articles of Incorporation and the laws of the State of Nevada in respect to the following:

(1)       The number of shares to constitute such series, and the distinctive designations thereof;

(2)       The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividend shall accrue;

(3)       Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4)       The amount payable upon shares in event of involuntary liquidation;

(5)       The amount payable upon shares in event of voluntary liquidation;

(6)       Sinking fund or other provisions, if any, for the redemption or purchase of shares;

(7)       The terms and conditions on which shares may be converted, if the shares of any series are issued with the privilege of conversion;

(8)	Voting powers, if any; and

(9)       Any other relative rights and preferences of shares of such series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized and any limitation or restriction of rights or powers to which shares of any further series shall be subject.

B.	Common Shares.

(1)       The rights of holders of Common Shares to receive dividends or share in the distribution of assets in the event of liquidation, dissolution or winding up of the affairs of the corporation shall be subject to the preferences, limitations and relative rights of the Preferred Shares fixed in the resolution or resolutions which may be adopted from time to time by the Board of Directors or the corporation providing for the issuance of one or more series of the Preferred Shares.

(2)       The holders of the Common Shares shall be entitled to one vote for each share of Common Shares held by them of record at the time for determining the holders thereof entitled to vote.

No holder of shares of the corporation of any class shall have any preemptive or preferential right in or preemptive or preferential right to subscribe to or for or acquire any new or additional shares, or any subsequent issue of shares, or any unissued or treasury shares of the corporation, whether now or hereafter authorized, or any securities convertible into or carrying a right to subscribe to or for or acquire any such shares, whether nor or hereafter authorized. All shares are to be non-assessable.

4.         The governing board shall be styled "directors" and the number of directors shall be as provided in the Bylaws, but the number of directors shall not be less than one, and may, at any time, be increased or decreased by a duly adopted amendment to these Articles of Incorporation, or in such manner as shall be provided in the Bylaws of the corporation duly adopted by either the Board of Directors or the shareholders.

5.	The period of the corporation’s duration is perpetual.

6.	The corporation may:

A.        Indemnify any person who was or is a party to or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct as unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interest of the corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

B.        The corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

C.        To the extent that a director, officer, employee, fiduciary, or agent of the corporation has been successful on the merits in defense of any action, suit, or proceeding referred to in subparagraph A or B of this Article 6, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

D.        Any indemnification under subparagraph A or B of this Article 6 (unless ordered by a court) and as distinguished from subparagraph C of this Article shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in subparagraph A or B above. Such determination shall be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if the Board of Directors so direct, by independent legal counsel in a written opinion, or by the shareholders.

E.        Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized in subparagraph C or D of this Article 6 upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the corporation as authorized in this Article 6.

F.         The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under the provisions of this Article 6.

7.         Provisions for the regulation of the internal affairs of the corporation are contained in the Bylaws of this corporation.

8.         The undersigned affirmatively declare that shareholders holding a majority of the voting power of the corporation have voted in favor of and adopted these Amended and Restated Articles of Incorporation.

            Executed this _____ day of ______________, 2008, by the undersigned, being all of the Directors of Lee Fine Arts, Inc.

_________________________________
Gary Clark

_________________________________
Scott Vining

_________________________________
Perry Johnkeer